SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     September 20, 1999
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                     WASHINGTON REAL ESTATE INVESTMENT TRUST
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             (Exact name of registrant as specified in its charter)


Maryland                               1-6622                   53-0261100
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(State or other jurisdiction of   (Commission File                 (IRS Employer
        incorporation)                Number)           Identification Number)



6110 Executive Boulevard, Rockville, Maryland                       20852
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code   (301) 984- 9400
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         During the period from January 1, 1999 to September 20, 1999, Washington Real Estate Investment Trust ("WRIT") purchased six real estate properties, which, individually are insignificant as defined in Regulation S-X, but in the aggregate, constitute a "significant amount of assets" as defined in Regulation S-X. When acquisitions are individually insignificant but significant in the aggregate, Regulation S-X requires the presentation of audited financial statements for assets comprising a substantial majority of the individually insignificant properties. WRIT's 1999 real estate asset purchases first exceeded the minimum level of significance upon the September 20, 1999 purchase of a residential property located in Laurel, Maryland.

         On September 20, 1999, WRIT purchased Avondale Apartments ("Avondale"), an eleven-story high-rise, containing two hundred thirty-seven units (237), located in Laurel, Maryland from MGI Properties, a Boston based REIT, for a contract purchase price of $12.7 million. Approximately $4.0 million of the contract purchase price was provided from a borrowing on one of WRIT's lines of credit. The balance of the contract purchase price was paid through the assumption by WRIT of a first mortgage on Avondale in the amount of $8.7 million. On the date of acquisition, Avondale was 95% leased. Avondale, when combined with 600 Jefferson Plaza and 1700 Research Boulevard (see below), constitutes a "substantial majority" of the assets acquired by WRIT during 1999 as defined in Regulation S-X.

         On May 24, 1999, WRIT purchased two office buildings, 600 Jefferson Plaza ("Jefferson") and 1700 Research Boulevard ("Research"), both buildings located in Rockville, Maryland, for a contract purchase price of $27.0 million. Jefferson and Research contain a combined total of 217,000 square feet. Jefferson was purchased from ASP Jefferson, L.L.C.. Research was purchased from ASP Commerce Center, L.L.C.. Both sellers are affiliates of Dallas-based Westbrook Partners. Approximately $15.0 million of the contract purchase price was provided by WRIT's real estate property sales that occurred in February 1999. The balance of the contract purchase price was provided through a borrowing on one of WRIT's lines of credit in the amount of $12 million. On the date of acquisition, Jefferson was 98% leased and Research was 100% leased. Avondale, Research and Jefferson are collectively referred to as the "Properties".

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Businesses Acquired

The required financial statements for the Properties will be filed by amendment hereto no later than sixty days after the date this report is required to be filed.

         (b) Pro Forma Financial Information

The required pro forma financial information will be filed by amendment hereto no later than sixty days after the date this report is to be filed.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                     WASHINGTON REAL ESTATE INVESTMENT TRUST
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                                  (Registrant)




                           By: /s/ Laura M. Franklin
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                                   (Signature)

                              Laura M. Franklin
                              Vice President
                              Chief Accounting Officer &
                              Corporate Secretary



  October 5, 1999
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         (Date)